MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Nine Months Ended September 28, 2018
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Expected Results
Net sales	$1,844.3	$536.4	$2,380.7
Cost of sales	936.7	336.1	1,272.8
Gross profit	907.6	200.3	1,107.9
Selling, general and administrative expenses	520.7	73.8	594.5
Research and development expenses	223.9	36.8	260.7
Restructuring charges, net	96.5	5.3	101.8
Non-restructuring impairment charges	—	2.0	2.0
Loss on divestiture and license	0.6	—	0.6
Operating income	65.9	82.4	148.3
Interest expense	(280.1)	—	(280.1)
Interest income	6.6	—	6.6
Other income, net	17.5	0.3	17.8
Loss from continuing operations before income taxes	(190.1)	82.7	(107.4)
Income tax benefit	(222.0)	18.1	(203.9)
Income from continuing operations	31.9	64.6	96.5
Income from discontinued operations, net of income taxes	79.5	(64.6)	14.9
Net income	$111.4	$—	$111.4

Basic earnings per share:
Income from continuing operations	$0.38		$1.15
Income from discontinued operations	0.94		0.18
Net income	1.32		1.32
Diluted earnings per share:
Income from continuing operations	$0.37		$1.13
Income from discontinued operations	0.93		0.17
Net income	1.31		1.31
Weighted-average number of shares outstanding:
Basic	84.2		84.2
Diluted	85.2		85.2

MALLINCKRODT PLC
NON-GAAP MEASURES
Nine Months Ended September 28. 2018
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$907.6	$520.7	$31.9	$0.37
Reclass from discontinued operations	200.3	73.8	64.6	0.76
Adjusted (1)	1,107.9	594.5	96.5	1.13
Adjustments:
Intangible asset amortization	541.6	(5.0)	546.5	6.41
Restructuring and related charges, net (2)	2.9	(1.9)	106.6	1.25
Inventory step-up expense	79.5	—	79.5	0.93
Change in contingent consideration fair value	—	33.3	(33.3)	(0.39)
Non-restructuring impairment charges	—	—	2.0	0.02
Acquisition related expenses	—	(3.8)	3.8	0.04
Divestiture	—	—	0.6	0.01
Significant legal and environment charges	—	11.8	(11.8)	(0.14)
Gain on repurchase of debt	—	—	(6.5)	(0.08)
Legal entity and intercompany financing reorganization (3)	—	—	(82.3)	(0.97)
U.S. Tax Reform (4)			(9.1)	(0.11)
Income taxes (5)	—	—	(181.5)	(2.13)
As adjusted (1)	$1,731.9	$628.9	$511.0	$6.00

Percent of net sales	72.7%	26.4%	21.5%

(1) The adjusted amounts for this period exclude depreciation and intangible asset amortization for the Specialty Generics Disposal Group given its classification as held-for-sale through the third quarter of fiscal 2018. In accordance with accounting principles generally accepted in the U.S. ("GAAP"), depreciation and amortization are not recorded during the period in which a disposal group is classified as held-for-sale, thus the Company's financial results presented above exclude depreciation and amortization related to the Specialty Generics Disposal Group as follows:

	Gross profit	Selling, general and administrative expenses	Income from continuing operations(i)	Diluted income from continuing operations per share
Depreciation	$11.4	$2.8	$17.7	$0.21
Amortization	6.6	0.2	6.8	0.08
(i) Includes depreciation related to R&D.
Consistent with historical periods, intangible asset amortization is a non-gaap adjustment. As such, the "as adjusted" figures presented in the non-gaap measures table above exclude depreciation.
During the fourth quarter of 2018, the Specialty Generics Disposal Group was reclassified to held and used and measured at its carrying amount before it was classified as held-for-sale, adjusted for depreciation and amortization expense that would have been recognized had the disposal group been continuously classified as held and used. The effect of the required adjustment will be reflected in income from continuing operations during the fourth quarter of 2018, the period in which the held-for-sale criteria were no longer met. The Company intends to reflect the Q1, Q2 and Q3 depreciation catch-up recorded in Q4 as a non-gaap adjustment for the fourth quarter of fiscal 2018, but not for year-to-date fiscal 2018 in the non-gaap measures table.
(2) Includes pre-tax accelerated depreciation.
(3) Represents the incremental tax effect associated with the intercompany financing and associated legal entity ownership reorganization commenced during the nine months ended September 28, 2018.
(4) Represents the incremental tax effect associated with the impact of the U.S. tax reform bill being signed into law.
(5) Includes tax effects of above adjustments, as well as certain installment sale transactions and other intercompany transactions.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended September 28, 2018
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Expected Results
Net sales	$640.0	$159.9	$799.9
Cost of sales	326.2	107.3	433.5
Gross profit	313.8	52.6	366.4
Selling, general and administrative expenses	164.0	29.4	193.4
Research and development expenses	78.5	7.6	86.1
Restructuring charges, net	14.7	0.1	14.8
Non-restructuring impairment charges	—	2.0	2.0
Loss on divestiture and license	0.6	—	0.6
Operating income	56.0	13.5	69.5
Interest expense	(93.6)	—	(93.6)
Interest income	2.0	—	2.0
Other income, net	13.4	—	13.4
Loss from continuing operations before income taxes	(22.2)	13.5	(8.7)
Income tax benefit	(125.2)	2.3	(122.9)
Income from continuing operations	103.0	11.2	114.2
Income (loss) from discontinued operations, net of income taxes	10.8	(11.2)	(0.4)
Net income	$113.8	$—	$113.8

Basic earnings per share:
Income from continuing operations	$1.24		$1.37
Income from discontinued operations	0.13		—
Net income	1.37		1.37
Diluted earnings per share:
Income from continuing operations	$1.21		$1.34
Income from discontinued operations	0.13		—
Net income	1.34		1.34
Weighted-average number of shares outstanding:
Basic	83.2		83.2
Diluted	85.0		85.0

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended September 28. 2018
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$313.8	$164.0	$103.0	$1.21
Reclass from discontinued operations	52.6	29.4	11.2	0.13
Adjusted (1)	366.4	193.4	114.2	1.34
Adjustments:
Intangible asset amortization	182.7	(1.6)	184.2	2.17
Restructuring and related charges, net (2)	2.9	(1.9)	19.6	0.23
Inventory step-up expense	31.0	—	31.0	0.36
Change in contingent consideration fair value	—	4.2	(4.2)	(0.05)
Non-restructuring impairment charges	—	—	2.0	0.02
Acquisition related expenses	—	(0.7)	0.7	0.01
Divestiture	—	—	0.6	0.01
Significant legal and environment charges	—	11.8	(11.8)	(0.14)
Legal entity and intercompany financing reorganization (3)	—	—	(82.3)	(0.97)
U.S. Tax Reform (4)			(9.1)	(0.11)
Income taxes (5)	—	—	(54.0)	(0.64)
As adjusted (1)	$583.0	$205.2	$190.9	$2.25

Percent of net sales	72.9%	25.7%	23.9%

(1) The adjusted amounts for this period exclude depreciation and intangible asset amortization for the Specialty Generics Disposal Group given its classification as held-for-sale through the third quarter of fiscal 2018. In accordance with GAAP, depreciation and amortization are not recorded during the period in which a disposal group is classified as held for sale, thus the Company's financial results presented above exclude depreciation and amortization related to the Specialty Generics Disposal Group as follows:

	Gross profit	Selling, general and administrative expenses	Income from continuing operations (i)	Diluted income from continuing operations per share
Depreciation	$7.0	$1.2	$9.7	$0.11
Amortization	2.7	0.1	2.8	0.03
(i) Includes depreciation related to R&D.
Consistent with historical periods, intangible asset amortization is a non-gaap adjustment. As such, the "as adjusted" figures presented in the non-gaap measures table above exclude depreciation.
During the fourth quarter of 2018, the Specialty Generics Disposal Group was reclassified to held and used and measured at its carrying amount before it was classified as held-for-sale, adjusted for depreciation and amortization expense that would have been recognized had the disposal group been continuously classified as held and used. The effect of the required adjustment will be reflected in income from continuing operations during the fourth quarter of 2018, the period in which the held-for-sale criteria were no longer met. The Company intends to reflect the Q1, Q2 and Q3 depreciation catch-up recorded in Q4 as a non-gaap adjustment for the fourth quarter of fiscal 2018, but not for year-to-date fiscal 2018 in the non-gaap measures table.
(2) Includes pre-tax accelerated depreciation.
(3) Represents the incremental tax effect associated with the intercompany financing and associated legal entity ownership reorganization commenced during the nine months ended September 28, 2018.
(4) Represents the incremental tax effect associated with the impact of the U.S. tax reform bill being signed into law.
(5) Includes tax effects of above adjustments (unless otherwise separately stated), as well as certain installment sale transactions and other intercompany transactions.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended June 29, 2018
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Expected Results
Net sales	$631.7	$193.8	$825.5
Cost of sales	314.7	116.8	431.5
Gross profit	317.0	77.0	394.0
Selling, general and administrative expenses	164.3	25.6	189.9
Research and development expenses	81.3	11.3	92.6
Restructuring charges, net	58.7	0.1	58.8
Operating income	12.7	40.0	52.7
Interest expense	(95.1)	—	(95.1)
Interest income	1.4	—	1.4
Other expense, net	(0.5)	0.3	(0.2)
Loss from continuing operations before income taxes	(81.5)	40.3	(41.2)
Income tax benefit	(53.4)	9.0	(44.4)
(Loss) income from continuing operations	(28.1)	31.3	3.2
Income from discontinued operations, net of income taxes	43.7	(31.3)	12.4
Net income	$15.6	$—	$15.6

Basic earnings per share:
(Loss) income from continuing operations	$(0.34)		$0.04
Income from discontinued operations	0.53		0.15
Net income	0.19		0.19
Diluted earnings per share:
(Loss) income from discontinued operations	$(0.34)		$0.04
Income from discontinued operations	0.53		0.15
Net income	0.19		0.19
Weighted-average number of shares outstanding:
Basic	83.2		83.2
Diluted	83.2		83.5

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended June 29, 2018
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	(Loss) income from continuing operations	Diluted (loss) income from continuing operations per share
GAAP Historical As Reported	$317.0	$164.3	$(28.1)	$(0.34)
Reclass from Discontinued operations	77.0	25.6	31.3	0.37
Adjusted (1)	394.0	189.9	3.2	0.04
Adjustments:
Intangible asset amortization	182.6	(1.7)	184.3	2.21
Restructuring and related charges, net (2)	—	—	58.8	0.70
Inventory step-up expense	31.5	—	31.5	0.38
Change in contingent consideration fair value	—	27.5	(27.5)	(0.33)
Acquisition related expenses	—	0.1	(0.1)	—
Income taxes (3)	—	—	(70.0)	(0.84)
As adjusted (1)	$608.1	$215.8	$180.2	$2.16

Percent of net sales	73.7%	26.1%	21.8%

(1) The adjusted amounts for this period exclude depreciation and intangible asset amortization for the Specialty Generics Disposal Group given its classification as held-for-sale through the third quarter of fiscal 2018. In accordance with GAAP, depreciation and amortization are not recorded during the period in which a disposal group is classified as held-for-sale, thus the Company's financial results presented above exclude depreciation and amortization related to the Specialty Generics Disposal Group as follows:

	Gross profit	Selling, general and administrative expenses	Income from continuing operations (i)	Diluted income from continuing operations per share
Depreciation	$3.8	$1.2	$6.4	$0.08
Amortization	2.7	0.1	2.8	0.03
(i) Includes depreciation related to R&D.
Consistent with historical periods, intangible asset amortization is a non-gaap adjustment. As such, the "as adjusted" figures presented in the non-gaap measures table above exclude depreciation.
During the fourth quarter of 2018, the Specialty Generics Disposal Group was reclassified to held and used and measured at its carrying amount before it was classified as held-for-sale, adjusted for depreciation and amortization expense that would have been recognized had the disposal group been continuously classified as held and used. The effect of the required adjustment will be reflected in income from continuing operations during the fourth quarter of 2018, the period in which the held-for-sale criteria were no longer met. The Company intends to reflect the Q1, Q2 and Q3 depreciation catch-up recorded in Q4 as a non-gaap adjustment for the fourth quarter of fiscal 2018, but not for year-to-date fiscal 2018 in the non-gaap measures table.
(2) Includes pre-tax accelerated depreciation.
(3) Includes tax effects of above adjustments (unless otherwise separately stated), as well as certain installment sale transactions and other intercompany transactions.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended March 30, 2018
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Expected Results
Net sales	$572.6	$182.7	$755.3
Cost of sales	295.8	112.0	407.8
Gross profit	276.8	70.7	347.5
Selling, general and administrative expenses	192.4	18.8	211.2
Research and development expenses	64.1	17.9	82.0
Restructuring charges, net	23.1	5.1	28.2
Operating (loss) income	(2.8)	28.9	26.1
Interest expense	(91.4)	—	(91.4)
Interest income	3.2	—	3.2
Other income, net	4.6	—	4.6
Loss from continuing operations before income taxes	(86.4)	28.9	(57.5)
Income tax benefit	(43.4)	6.8	(36.6)
Loss from continuing operations	(43.0)	22.1	(20.9)
Income from discontinued operations, net of income taxes	25.0	(22.1)	2.9
Net loss	$(18.0)	$—	$(18.0)

Basic earnings per share:
Loss from continuing operations	$(0.50)		$(0.24)
Income from discontinued operations	0.29		0.03
Net loss	(0.21)		(0.21)
Diluted earnings per share:
Loss from continuing operations	$(0.50)		$(0.24)
Income from discontinued operations	0.29		0.03
Net loss	(0.21)		(0.21)
Weighted-average number of shares outstanding:
Basic	86.1		86.1
Diluted	86.1		86.1

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended March 30, 2018
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	(Loss) income from continuing operations	Diluted (loss) income from continuing operations per share (4)
GAAP Historical As Reported	$276.8	$192.4	$(43.0)	$(0.50)
Reclass from discontinued operations	70.7	18.8	22.1	0.26
Adjusted (1)	347.5	211.2	(20.9)	(0.24)
Adjustments:
Intangible asset amortization	176.3	(1.7)	178.0	2.06
Restructuring and related charges, net (2)	—	—	28.2	0.33
Inventory step-up expense	17.0	—	17.0	0.20
Change in contingent consideration fair value	—	1.6	(1.6)	(0.02)
Acquisition related expenses	—	(3.2)	3.2	0.04
Gain on repurchase of debt	—	—	(6.5)	(0.08)
Income taxes (3)	—	—	(57.5)	(0.67)
As adjusted (1)	$540.8	$207.9	$139.9	$1.62

Percent of net sales	71.6%	27.5%	18.5%

(1) The adjusted amounts for this period exclude depreciation and intangible asset amortization for the Specialty Generics Disposal Group given its classification as held-for-sale through the third quarter of fiscal 2018. In accordance with GAAP, depreciation and amortization are not recorded during the period in which a disposal group is classified as held-for-sale, thus the Company's financial results presented above exclude depreciation and amortization related to the Specialty Generics Disposal Group as follows:

	Gross profit	Selling, general and administrative expenses	Income from continuing operations (i)	Diluted income from continuing operations per share
Depreciation	$0.6	$0.4	$1.6	$0.02
Amortization	1.2	—	1.2	0.01
(i) Includes depreciation related to R&D.
During the fourth quarter of 2018, the Specialty Generics Disposal Group was reclassified to held and used and measured at its carrying amount before it was classified as held-for-sale, adjusted for depreciation and amortization expense that would have been recognized had the disposal group been continuously classified as held and used. The effect of the required adjustment will be reflected in income from continuing operations during the fourth quarter of 2018, the period in which the held-for-sale criteria were no longer met. The Company intends to reflect the Q1, Q2 and Q3 depreciation catch-up recorded in Q4 as a non-gaap adjustment for the fourth quarter of fiscal 2018, but not for year-to-date fiscal 2018 in the non-gaap measures table.
(2) Includes pre-tax accelerated depreciation.
(3) Includes tax effects of above adjustments, as well as certain installment sale transactions and other intercompany transactions.
(4) In periods where losses are incurred, potential ordinary shares outstanding are excluded from the calculation of diluted earnings per share, prepared in accordance with GAAP, as they would be anti-dilutive. These potentially dilutive shares are included in the calculation of adjusted diluted earnings per share when dilutive. As a result, the adjusted diluted earnings per share utilized a weighted average share count of 86.3 shares.

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Three Months Ended			Nine Months Ended
	March 30, 2018	June 29, 2018	September 28, 2018	September 28, 2018
Specialty Brands
H.P. Acthar Gel	$243.8	$293.2	$290.1	$827.1
Inomax	139.8	131.0	133.2	404.0
Ofirmev	82.0	85.6	87.1	254.7
Therakos	57.4	56.8	60.0	174.2
BioVectra	10.5	11.3	13.9	35.7
Other	14.9	4.2	4.9	24.0
Specialty Brands Total	548.4	582.1	589.2	1,719.7

Specialty Generics and Amitza
Hydrocodone (API) and hydrocodone-containing tablets	13.9	16.9	15.5	46.3
Oxycodone (API) and oxycodone-containing tablets	16.6	13.1	13.6	43.3
Acetaminophen (API)	49.4	51.7	47.9	149.0
Amitiza	23.0	48.0	48.2	119.2
Other controlled substances	89.0	99.5	69.5	258.0
Other	14.9	14.3	16.0	45.2
Specialty Generics and Amitiza Total	206.8	243.5	210.7	661.0

Net Sales	$755.2	$825.6	$799.9	$2,380.7

MALLINCKRODT PLC
SEGMENT DATA
Nine Months Ended September 28, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Other Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$1,844.3	$—	$(124.6)	$1,719.7
Specialty Generics and Amitiza	—	536.4	124.6	661.0
Net sales	$1,844.3	$536.4	$—	$2,380.7
Operating income:
Specialty Brands	$794.0	$—	$(6.8)	$787.2
Specialty Generics and Amitiza (1)	—	91.3	10.6	101.9
Segment operating income	794.0	91.3	3.8	889.1
Unallocated amounts:
Corporate and allocated expenses (2)	(81.9)	—	(3.8)	(85.7)
Intangible asset amortization	(544.8)	(1.7)	—	(546.5)
Restructuring and related charges, net (3)	(101.4)	(5.2)	—	(106.6)
Non-restructuring impairments	—	(2.0)	—	(2.0)
Operating income	$65.9	$82.4	$—	$148.3

(1) Includes $8.9 million of depreciation expense incurred during the first quarter of fiscal 2018 prior to the Specialty Generics Disposal Group being classified as held and used and $77.5 million of inventory fair-value step up expense, primarily related to Amitiza.
(2) Includes administration expenses and certain compensation, environmental and other costs not charged to the Company's operating segments.
(3) Includes restructuring-related accelerated depreciation.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended September 28, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Other Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$640.0	$—	$(50.8)	$589.2
Specialty Generics and Amitiza	—	159.9	50.8	210.7
Net sales	$640.0	$159.9	$—	$799.9
Operating income:
Specialty Brands	$287.8	$—	$(6.1)	$281.7
Specialty Generics and Amitiza (1)	—	15.5	7.3	22.8
Segment operating income	287.8	15.5	1.2	304.5
Unallocated amounts:
Corporate and allocated expenses (2)	(28.0)	—	(1.2)	(29.2)
Intangible asset amortization	(184.2)	—	—	(184.2)
Restructuring and related charges, net (3)	(19.6)	—	—	(19.6)
Non-restructuring impairments	—	(2.0)	—	(2.0)
Operating income	$56.0	$13.5	$—	$69.5

(1) Includes $31.0 million of inventory fair-value step up expense, primarily related to Amitiza
(2) Includes administration expenses and certain compensation, environmental and other costs not charged to the Company's operating segments.
(3) Includes restructuring-related accelerated depreciation.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended June 29, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Other Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$631.7	$—	$(49.6)	$582.1
Specialty Generics and Amitiza	—	193.8	49.6	243.4
Net sales	$631.7	$193.8	$—	$825.5
Operating income:
Specialty Brands	$265.9	$—	$(2.5)	$263.4
Specialty Generics and Amitiza (1)	—	40.1	4.8	44.9
Segment operating income	265.9	40.1	2.3	308.3
Unallocated amounts:
Corporate and allocated expenses (2)	(10.2)	—	(2.3)	(12.5)
Intangible asset amortization	(184.3)	—	—	(184.3)
Restructuring and related charges, net (3)	(58.7)	(0.1)	—	(58.8)
Non-restructuring impairments	—	—	—	—
Operating income	$12.7	$40.0	$—	$52.7

(1) Includes $31.5 million of inventory fair-value step up expense, primarily related to Amitiza
(2) Includes administration expenses and certain compensation, environmental and other costs not charged to the Company's operating segments.
(3) Includes restructuring-related accelerated depreciation.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended March 30, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Reclass from Discontinued Operations	Other Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$572.6	$—	$(24.2)	$548.4
Specialty Generics and Amitiza	—	182.7	24.2	206.9
Net sales	$572.6	$182.7	$—	$755.3
Operating income:
Specialty Brands	$240.3	$—	$1.8	$242.1
Specialty Generics and Amitiza (1)	—	35.7	(1.5)	34.2
Segment operating income	240.3	35.7	0.3	276.3
Unallocated amounts:
Corporate and allocated expenses (2)	(43.7)	—	(0.3)	(44.0)
Intangible asset amortization	(176.3)	(1.7)	—	(178.0)
Restructuring and related charges, net (3)	(23.1)	(5.1)	—	(28.2)
Non-restructuring impairments	—	—	—	—
Operating income	$(2.8)	$28.9	$—	$26.1

(1) Includes $8.9 million of depreciation expense incurred during the first quarter of fiscal 2018 prior to the Specialty Generics Disposal Group being classified as held and used and $15.0 million of inventory fair-value step up expense, primarily related to Amitiza.
(2) Includes administration expenses and certain compensation, environmental and other costs not charged to the Company's operating segments.
(3) Includes restructuring-related accelerated depreciation.

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Three Months Ended				Fiscal Year Ended
	March 31, 2017	June 30, 2017	September 29, 2017	December 29, 2017	December 29, 2017
Specialty Brands
H.P. Acthar Gel	$271.8	$319.4	$308.7	$295.2	$1,195.1
Inomax	128.4	125.5	125.7	125.6	505.2
Ofirmev	73.4	75.7	75.4	78.0	302.5
Therakos	51.2	51.2	55.3	57.2	214.9
BioVectra	9.9	10.5	16.0	18.3	54.7
Other	25.1	17.8	19.4	17.3	79.6
Specialty Brands Total	559.8	600.1	600.5	591.6	2,352.0

Specialty Generics and Amitiza
Hydrocodone (API) and hydrocodone-containing tablets	30.3	23.0	10.0	22.0	85.3
Oxycodone (API) and oxycodone-containing tablets	24.8	27.3	15.5	20.4	88.0
Acetaminophen (API)	49.8	44.4	48.6	42.7	185.5
Amitiza	—	—	—	—	—
Other controlled substances	110.3	108.1	99.3	94.3	412.0
Other	35.9	21.6	20.0	21.3	98.8
Specialty Generics and Amitiza Total	251.1	224.4	193.4	200.7	869.6

Net Sales	$810.9	$824.5	$793.9	$792.3	$3,221.6

MALLINCKRODT PLC
SEGMENT DATA
Fiscal Year Ended December 29, 2017
(unaudited, in millions)

	GAAP Historical As Reported	Reclass from Discontinued Operations (3)	Other Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$2,325.3	$—	$26.7	$2,352.0
Specialty Generics and Amitiza	839.5	—	30.1	869.6
Other	56.8		(56.8)	—
Net sales	$3,221.6	$—	$—	$3,221.6
Operating income:
Specialty Brands	$1,155.2	$—	$(8.9)	$1,146.3
Specialty Generics and Amitiza	231.5	—	34.9	266.4
Segment operating income	1,386.7	—	26.0	1,412.7
Unallocated amounts:
Corporate and allocated expenses (1)	(172.0)	—	46.8	(125.2)
Intangible asset amortization	(694.5)	—	—	(694.5)
Restructuring and related charges, net (2)	(36.4)	—	—	(36.4)
Non-restructuring impairments	(63.7)	—	—	(63.7)
Operating income	$420.1	$—	$72.8	$492.9

(1) Includes administration expenses and certain compensation, environmental and other costs not charged to the Company's operating segments.
(2) Includes restructuring-related accelerated depreciation.
(3) The Specialty Generics Disposal Group was classified as held and used during fiscal 2017.